N / E / W / S R / E / L / E / A / S / E

July 27, 2017

FOR IMMEDIATE RELEASE
For more information, contact:
David L. Ortega, First Vice President/Director of Investor Relations
765-378-8937
http://www.firstmerchants.com

SOURCE: First Merchants Corporation, Muncie, Indiana

FIRST MERCHANTS CORPORATION ANNOUNCES RECORD SECOND QUARTER 2017 RESULTS AND FRANCHISE ADDITIONS

First Merchants Corporation (NASDAQ - FRME) reported record second quarter 2017 net income of $24.1 million, compared to $20 million during the second quarter of 2016. Earnings per share for the period totaled a record $.57 per share, an increase of $.08 per share, or 16.3 percent, over the same period in 2016. Year-to-date net income totaled a record $47.3 million, compared to $37.7 million during the same period in 2016. Earnings per share for the six months ended June 30, 2017 totaled a record $1.13 per share, an increase of $.21 per share, or 22.8 percent, over the same period in 2016.

Michael C. Rechin, President and Chief Executive Officer, stated, “First Merchants produced record earnings for the second quarter of 2017. Integrated within our second quarter financial statements was the addition of The Arlington Bank on May 19th to include $232 million of total loans, $253 million of deposits and $2.5 million of one-time acquisition expenses. We are also pleased to have completed the closing of our acquisition of Independent Alliance Banks, Inc. on July 14th.” Rechin added, “Our momentum in organic growth and franchise expansion through acquisitions is very fulfilling. The quarter was very productive, including margin expansion, efficiency gains and leadership team additions. Our focus for the remainder of the year includes successful execution of our two upcoming integrations and welcoming new First Merchants’ clients to the same level of excellent service that our client base has come to expect.”

Total assets reached $7.8 billion as of quarter-end and loans totaled a record $5.6 billion, compared to $6.9 billion and $4.8 billion, as of June 30, 2016, representing increases of 13 and 17.2 percent, respectively. Total deposits reached record levels as well, totaling $6 billion as of June 30, 2017, representing an 11.3 percent increase. Of the increase in total loans and total deposits, The Arlington Bank acquisition represented 4.8 and 4.7 percent, respectively. Tangible common equity also increased to $732 million, or $16.97 per share, compared to $633 million or $15.53 per share as of June 30, 2016.

Net-interest income totaled a record $63.1 million for the quarter and reported net-interest margin increased by 9 basis points over the second quarter of 2016, totaling 3.95 percent. Yields on earning assets totaled 4.44 percent and the cost of supporting liabilities totaled .49 percent. When adjusted for fair value accretion, net-interest margin totaled 3.81 percent for the quarter, an increase of 16 basis points over the second quarter of 2016 and 9 basis points over the first quarter of 2017.

Non-interest income totaled $18.4 million for the quarter, up $2 million from the second quarter of 2016 total of $16.4 million. Earnings on the cash surrender value of life insurance accounted for $1.7 million of the increase.

Non-interest expense totaled $47.3 million for the quarter, an increase of $2.5 million from the second quarter of 2016. The increase was fully attributable to one-time merger related expenses.

The Corporation’s provision expense totaled $2.9 million compared to $790,000 during the same period in 2016. The increase in provision expense provided allowance coverage for organic loan growth. The allowance for loan losses now totals $70.5 million as of June 30, 2017, up from $62.2 million as of June 30, 2016. Non-accrual loans totaled $27.3 million as of quarter-end, down from $33.6 million a year ago. The allowance is 1.25 percent of total loans and 1.45 percent of non-purchased loans.

As of June 30, 2017, the Corporation’s total risk-based capital ratio equaled 14.01 percent, common equity tier 1 capital ratio equaled 11.11 percent, and the tangible common equity ratio totaled 9.68 percent.

CONFERENCE CALL

First Merchants Corporation will conduct a second quarter earnings conference call and web cast at 2:30 p.m. (ET) on Thursday, July 27, 2017.

To participate, dial (Toll Free) 877-507-0578 and reference First Merchants Corporation's second quarter earnings release. International callers please call +1 412-317-1073. A replay of the call will be available until August 27, 2017. To access a replay of the call, US participants should dial (Toll Free) 877-344-7529 or for International participants, dial +1 412-317-0088. The replay passcode is 10107738.

In order to view the web cast and presentation slides, please go to http://services.choruscall.com/links/frme170727.html during the time of the call. A replay of the web cast will be available until July 27, 2018.

Detailed financial results are reported on the attached pages.

About First Merchants Corporation

First Merchants Corporation is a financial holding company headquartered in Muncie, Indiana. The Corporation is comprised of First Merchants Bank, which also operates as Lafayette Bank & Trust, The Arlington Bank and iAB Financial Bank and First Merchants Private Wealth Advisors which operates as a division of First Merchants Bank.

First Merchants Corporation’s common stock is traded on the NASDAQ Global Select Market System under the symbol FRME. Quotations are carried in daily newspapers and can be found on the company’s Internet web page (http://www.firstmerchants.com).

FIRST MERCHANTS and the Shield Logo are federally registered trademarks of First Merchants Corporation.

Forward-Looking Statements

This release contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These statements include statements of First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants does not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this press release. In addition, First Merchants’ past results of operations do not necessarily indicate its anticipated future results.

* * * *

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,
	2017	2016
ASSETS
Cash and cash equivalents	$142,650	$120,471
Interest-bearing time deposits	48,305	62,533
Investment securities	1,343,323	1,297,801
Loans held for sale	4,036	18,854
Loans	5,613,144	4,791,429
Less: Allowance for loan losses	(70,471)	(62,186)
Net loans	5,542,673	4,729,243
Premises and equipment	92,637	95,170
Federal Home Loan Bank stock	19,015	18,096
Interest receivable	27,597	23,351
Core deposit intangibles and goodwill	309,686	260,821
Cash surrender value of life insurance	200,125	201,417
Other real estate owned	11,893	13,219
Tax asset, deferred and receivable	27,331	32,547
Other assets	35,758	32,895
TOTAL ASSETS	$7,805,029	$6,906,418
LIABILITIES
Deposits:
Noninterest-bearing	$1,398,237	$1,253,747
Interest-bearing	4,618,867	4,153,807
Total Deposits	6,017,104	5,407,554
Borrowings:
Federal funds purchased	134,608	20,000
Securities sold under repurchase agreements	127,884	140,777
Federal Home Loan Bank advances	312,715	268,579
Subordinated debentures and term loans	128,742	127,678
Total Borrowings	703,949	557,034
Interest payable	3,477	3,051
Other liabilities	45,383	51,229
Total Liabilities	6,769,913	6,018,868
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding - 125 shares	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding - 43,153,509 and 40,772,896 shares	5,394	5,097
Additional paid-in capital	593,904	505,725
Retained earnings	434,309	369,568
Accumulated other comprehensive loss	1,384	7,035
Total Stockholders' Equity	1,035,116	887,550
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,805,029	$6,906,418

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME	Three Months Ended		Six Months Ended
(Dollars In Thousands, Except Per Share Amounts)	June 30,		June 30,
	2017	2016	2017	2016
INTEREST INCOME
Loans receivable:
Taxable	$59,386	$52,099	$115,743	$102,588
Tax-exempt	2,492	1,465	4,825	2,780
Investment securities:
Taxable	4,180	4,202	8,488	8,530
Tax-exempt	5,091	4,583	10,094	9,092
Deposits with financial institutions	114	122	158	228
Federal Reserve and Federal Home Loan Bank stock	204	233	393	713
Total Interest Income	71,467	62,704	139,701	123,931
INTEREST EXPENSE
Deposits	5,137	4,039	9,261	8,102
Federal funds purchased	103	7	331	35
Securities sold under repurchase agreements	110	92	198	192
Federal Home Loan Bank advances	1,177	818	2,155	1,614
Subordinated debentures and term loans	1,840	1,786	3,657	3,571
Total Interest Expense	8,367	6,742	15,602	13,514
NET INTEREST INCOME	63,100	55,962	124,099	110,417
Provision for loan losses	2,875	790	5,260	1,340
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	60,225	55,172	118,839	109,077
OTHER INCOME
Service charges on deposit accounts	4,438	4,416	8,612	8,561
Fiduciary activities	2,609	2,376	5,249	4,870
Other customer fees	5,406	4,695	10,269	9,754
Earnings on cash surrender value of life insurance	2,971	1,297	3,869	2,773
Net gains and fees on sales of loans	1,617	1,717	2,892	3,177
Net realized gains on sales of available for sale securities	567	706	1,165	1,703
Other income	826	1,178	1,224	1,384
Total Other Income	18,434	16,385	33,280	32,222
OTHER EXPENSES
Salaries and employee benefits	27,076	25,570	52,808	52,907
Net occupancy	3,965	4,059	8,181	8,081
Equipment	2,907	3,243	5,714	6,481
Marketing	792	851	1,357	1,588
Outside data processing fees	3,086	2,025	5,702	4,094
Printing and office supplies	275	369	539	733
Core deposit amortization	991	977	1,894	1,955
FDIC assessments	579	1,002	1,149	1,952
Other real estate owned and foreclosure expenses	731	915	1,262	1,666
Professional and other outside services	3,266	1,478	5,000	3,640
Other expenses	3,648	4,346	6,809	8,213
Total Other Expenses	47,316	44,835	90,415	91,310
INCOME BEFORE INCOME TAX	31,343	26,722	61,704	49,989
Income tax expense	7,207	6,716	14,375	12,290
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,136	$20,006	$47,329	$37,699
Per Share Data:
Basic Net Income Available to Common Stockholders	$0.57	$0.50	$1.14	$0.93
Diluted Net Income Available to Common Stockholders	$0.57	$0.49	$1.13	$0.92
Cash Dividends Paid	$0.18	$0.14	$0.33	$0.25
Average Diluted Shares Outstanding (in thousands)	42,244	40,969	41,735	40,941

FINANCIAL HIGHLIGHTS
(Dollars in thousands)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2017	2016	2017	2016
NET CHARGE-OFFS	$629	$690	$826	$1,607

AVERAGE BALANCES:
Total Assets	$7,571,789	$6,857,839	$7,395,450	$6,800,577
Total Loans	5,436,961	4,739,079	5,309,311	4,704,323
Total Earning Assets	6,812,451	6,131,438	6,670,358	6,075,878
Total Deposits	5,930,532	5,440,148	5,761,384	5,368,719
Total Stockholders' Equity	983,096	876,116	948,769	868,884

FINANCIAL RATIOS:
Return on Average Assets	1.28%	1.17%	1.28%	1.11%
Return on Average Stockholders' Equity	9.82	9.13	9.98	8.68
Return on Average Common Stockholders' Equity	9.82	9.14	9.98	8.68
Average Earning Assets to Average Assets	89.97	89.41	90.20	89.34
Allowance for Loan Losses as % of Total Loans	1.25	1.29	1.25	1.29
Net Charge-offs as % of Average Loans (Annualized)	0.05	0.06	0.03	0.07
Average Stockholders' Equity to Average Assets	12.98	12.78	12.83	12.78
Tax Equivalent Yield on Earning Assets	4.44	4.30	4.43	4.29
Cost of Supporting Liabilities	0.49	0.44	0.47	0.44
Net Interest Margin (FTE) on Earning Assets	3.95	3.86	3.96	3.85
Efficiency Ratio	53.61	57.33	53.13	59.52
Tangible Common Book Value Per Share	$16.97	$15.53	$16.97	$15.53

NON-PERFORMING ASSETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Non-Accrual Loans	$27,347	$27,920	$29,998	$34,105	$33,565
Renegotiated Loans	384	876	4,747	3,940	4,299
Non-Performing Loans (NPL)	27,731	28,796	34,745	38,045	37,864
Other Real Estate Owned	11,893	8,293	8,966	10,242	13,219
Non-Performing Assets (NPA)	39,624	37,089	43,711	48,287	51,083
90+ Days Delinquent	634	123	112	1,625	362
NPAs & 90 Day Delinquent	$40,258	$37,212	$43,823	$49,912	$51,445

Allowance for Loan Losses	$70,471	$68,225	$66,037	$63,456	$62,186
Quarterly Net Charge-offs	629	197	(164)	630	690
NPAs / Actual Assets %	0.51%	0.51%	0.61%	0.69%	0.74%
NPAs & 90 Day / Actual Assets %	0.52%	0.51%	0.61%	0.71%	0.74%
NPAs / Actual Loans and OREO %	0.70%	0.70%	0.85%	0.97%	1.06%
Allowance for Loan Losses / Actual Loans (%)	1.25%	1.29%	1.28%	1.28%	1.29%
Net Charge-offs as % of Average Loans (Annualized)	0.05%	0.02%	(0.01)%	0.05%	0.06%

CONSOLIDATED BALANCE SHEETS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
ASSETS
Cash and cash equivalents	$142,650	$104,247	$127,927	$99,602	$120,471
Interest-bearing time deposits	48,305	20,439	24,459	33,803	62,533
Investment securities	1,343,323	1,327,217	1,304,505	1,300,428	1,297,801
Loans held for sale	4,036	1,262	2,929	1,482	18,854
Loans	5,613,144	5,274,909	5,139,645	4,973,844	4,791,429
Less: Allowance for loan losses	(70,471)	(68,225)	(66,037)	(63,456)	(62,186)
Net loans	5,542,673	5,206,684	5,073,608	4,910,388	4,729,243
Premises and equipment	92,637	91,311	94,432	95,540	95,170
Federal Home Loan Bank stock	19,015	17,964	17,964	18,044	18,096
Interest receivable	27,597	25,174	26,194	23,652	23,351
Core deposit intangibles and goodwill	309,686	257,963	258,866	259,844	260,821
Cash surrender value of life insurance	200,125	202,574	201,671	201,856	201,417
Other real estate owned	11,893	8,293	8,966	10,242	13,219
Tax asset, deferred and receivable	27,331	32,074	39,384	31,779	32,547
Other assets	35,758	30,991	30,706	35,692	32,895
TOTAL ASSETS	$7,805,029	$7,326,193	$7,211,611	$7,022,352	$6,906,418
LIABILITIES
Deposits:
Noninterest-bearing	$1,398,237	$1,373,778	$1,348,267	$1,307,886	$1,253,747
Interest-bearing	4,618,867	4,261,531	4,208,231	4,136,354	4,153,807
Total Deposits	6,017,104	5,635,309	5,556,498	5,444,240	5,407,554
Borrowings:
Federal funds purchased	134,608	102,000	120,349	58,358	20,000
Securities sold under repurchase agreements	127,884	139,007	146,480	138,671	140,777
Federal Home Loan Bank advances	312,715	338,919	298,923	297,022	268,579
Subordinated debentures and term loans	128,742	128,862	128,445	128,288	127,678
Total Borrowings	703,949	708,788	694,197	622,339	557,034
Interest payable	3,477	3,875	3,110	3,733	3,051
Other liabilities	45,383	48,751	56,149	51,175	51,229
Total Liabilities	6,769,913	6,396,723	6,309,954	6,121,487	6,018,868
STOCKHOLDERS' EQUITY
Cumulative Preferred Stock, $1,000 par value, $1,000 liquidation value:
Authorized -- 600 shares
Issued and outstanding	125	125	125	125	125
Common Stock, $.125 stated value:
Authorized -- 100,000,000 and 50,000,000 shares (1)
Issued and outstanding	5,394	5,131	5,114	5,100	5,097
Additional paid-in capital	593,904	509,953	509,018	506,848	505,725
Retained earnings	434,309	417,983	400,981	384,868	369,568
Accumulated other comprehensive income (loss)	1,384	(3,722)	(13,581)	3,924	7,035
Total Stockholders' Equity	1,035,116	929,470	901,657	900,865	887,550
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	$7,805,029	$7,326,193	$7,211,611	$7,022,352	$6,906,418

(1) On May 1, 2017, the shareholders of First Merchants Corporation approved an amendment to the Articles of Incorporation to increase the number of shares of common stock authorized to issue from 50,000,000 to 100,000,000 shares.

CONSOLIDATED STATEMENTS OF INCOME
(Dollars In Thousands, Except Per Share Amounts)	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
INTEREST INCOME
Loans receivable:
Taxable	$59,386	$56,357	$53,895	$53,819	$52,099
Tax-exempt	2,492	2,333	2,096	1,649	1,465
Investment securities:
Taxable	4,180	4,308	3,893	3,992	4,202
Tax-exempt	5,091	5,003	4,862	4,668	4,583
Deposits with financial institutions	114	44	67	55	122
Federal Reserve and Federal Home Loan Bank stock	204	189	192	193	233
Total Interest Income	71,467	68,234	65,005	64,376	62,704
INTEREST EXPENSE
Deposits	5,137	4,124	3,886	3,926	4,039
Federal funds purchased	103	228	40	27	7
Securities sold under repurchase agreements	110	88	91	91	92
Federal Home Loan Bank advances	1,177	978	797	853	818
Subordinated debentures and term loans	1,840	1,817	1,817	1,797	1,786
Total Interest Expense	8,367	7,235	6,631	6,694	6,742
NET INTEREST INCOME	63,100	60,999	58,374	57,682	55,962
Provision for loan losses	2,875	2,385	2,417	1,900	790
NET INTEREST INCOME AFTER PROVISION FOR LOAN LOSSES	60,225	58,614	55,957	55,782	55,172
OTHER INCOME
Service charges on deposit accounts	4,438	4,174	4,534	4,667	4,416
Fiduciary activities	2,609	2,640	2,500	2,448	2,376
Other customer fees	5,406	4,863	4,784	4,777	4,695
Earnings on cash surrender value of life insurance	2,971	898	886	614	1,297
Net gains and fees on sales of loans	1,617	1,275	1,886	1,989	1,717
Net realized gains on sales of available for sale securities	567	598	847	839	706
Other income	826	398	683	1,527	1,178
Total Other Income	18,434	14,846	16,120	16,861	16,385
OTHER EXPENSES
Salaries and employee benefits	27,076	25,732	22,994	26,651	25,570
Net occupancy	3,965	4,216	4,568	4,348	4,059
Equipment	2,907	2,807	3,069	2,947	3,243
Marketing	792	565	790	630	851
Outside data processing fees	3,086	2,616	2,672	2,382	2,025
Printing and office supplies	275	264	301	314	369
Core deposit amortization	991	903	977	978	977
FDIC assessments	579	570	550	534	1,002
Other real estate owned and foreclosure expenses	731	531	574	637	915
Professional and other outside services	3,266	1,734	1,634	1,242	1,478
Other expenses	3,648	3,161	3,805	3,452	4,346
Total Other Expenses	47,316	43,099	41,934	44,115	44,835
INCOME BEFORE INCOME TAX	31,343	30,361	30,143	28,528	26,722
Income tax expense	7,207	7,168	7,850	7,469	6,716
NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$24,136	$23,193	$22,293	$21,059	$20,006

Per Share Data:
Basic Net Income Available to Common Stockholders	$0.57	$0.57	$0.55	$0.51	$0.50
Diluted Net Income Available to Common Stockholders	$0.57	$0.56	$0.55	$0.51	$0.49
Cash Dividends Paid	$0.18	$0.15	$0.15	$0.14	$0.14
Average Diluted Shares Outstanding (in thousands)	42,244	41,221	41,124	41,026	40,969
FINANCIAL RATIOS:
Return on Average Assets	1.28%	1.29%	1.26%	1.22%	1.17%
Return on Average Stockholders' Equity	9.82	10.15	9.87	9.39	9.13
Return on Average Common Stockholders' Equity	9.82	10.15	9.87	9.39	9.14
Average Earning Assets to Average Assets	89.97	90.43	89.86	89.73	89.41
Allowance for Loan Losses as % of Total Loans	1.25	1.29	1.28	1.28	1.29
Net Charge-offs as % of Average Loans (Annualized)	0.05	0.02	(0.01)	0.05	0.06
Average Stockholders' Equity to Average Assets	12.98	12.67	12.75	12.99	12.78
Tax Equivalent Yield on Earning Assets	4.44	4.42	4.32	4.37	4.30
Cost of Supporting Liabilities	0.49	0.44	0.42	0.43	0.44
Net Interest Margin (FTE) on Earning Assets	3.95	3.98	3.90	3.94	3.86
Efficiency Ratio	53.61	52.61	52.18	55.12	57.33
Tangible Common Book Value Per Share	$16.97	$16.49	$15.85	$15.86	$15.53

LOANS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Commercial and industrial loans	$1,289,884	$1,258,840	$1,194,646	$1,146,538	$1,084,890
Agricultural production financing and other loans to farmers	75,746	77,021	79,689	93,169	95,131
Real estate loans:
Construction	442,389	336,931	418,703	368,241	352,980
Commercial and farmland	2,167,729	2,118,431	1,953,062	1,941,739	1,869,703
Residential	847,580	737,918	739,169	739,855	758,870
Home equity	436,038	423,708	418,525	398,837	374,159
Individuals' loans for household and other personal expenditures	79,887	77,590	77,479	76,497	75,205
Lease financing receivables, net of unearned income	232	261	311	380	388
Other commercial loans	273,659	244,209	258,061	208,588	180,103
Loans	5,613,144	5,274,909	5,139,645	4,973,844	4,791,429
Allowance for loan losses	(70,471)	(68,225)	(66,037)	(63,456)	(62,186)
NET LOANS	$5,542,673	$5,206,684	$5,073,608	$4,910,388	$4,729,243

DEPOSITS
(Dollars In Thousands)	June 30,	March 31,	December 31,	September 30,	June 30,
	2017	2017	2016	2016	2016
Demand deposits	$3,015,846	$2,861,384	$2,866,853	$2,745,028	$2,717,500
Savings deposits	1,708,478	1,565,174	1,560,752	1,545,372	1,551,210
Certificates and other time deposits of $100,000 or more	362,589	312,327	276,274	296,838	301,695
Other certificates and time deposits	511,935	476,741	471,247	498,203	517,720
Brokered deposits	418,256	419,683	381,372	358,799	319,429
TOTAL DEPOSITS	$6,017,104	$5,635,309	$5,556,498	$5,444,240	$5,407,554

NET INTEREST INCOME
(Dollars in Thousands)	For the Three Months Ended
	June 30, 2017			June 30, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$42,794	$114	1.07%	$99,734	$122	0.49%
Federal Reserve and Federal Home Loan Bank stock	18,655	204	4.37	23,442	233	3.98
Investment Securities: (1)
Taxable	717,818	4,180	2.33	730,179	4,202	2.30
Tax-Exempt (2)	596,223	7,832	5.25	539,004	7,050	5.23
Total Investment Securities	1,314,041	12,012	3.66	1,269,183	11,252	3.55
Loans held for sale	3,791	65	6.86	3,664	96	10.48
Loans: (3)
Commercial	3,911,477	45,400	4.64	3,501,919	40,501	4.63
Real Estate Mortgage	647,032	7,229	4.47	568,746	6,116	4.30
Installment	546,339	6,692	4.90	470,254	5,386	4.58
Tax-Exempt (2)	328,322	3,834	4.67	194,496	2,254	4.64
Total Loans	5,436,961	63,220	4.65	4,739,079	54,353	4.59
Total Earning Assets	6,812,451	75,550	4.44	6,131,438	65,960	4.30
Net unrealized gain on securities available for sale	4,908			10,924
Allowance for loan losses	(69,068)			(62,235)
Cash and cash equivalents	153,247			104,372
Premises and equipment	92,026			96,620
Other assets	578,225			576,720
Total Assets	$7,571,789			$6,857,839
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,596,182	$1,089	0.27%	$1,429,191	$637	0.18%
Money market deposits	901,077	600	0.27	849,270	502	0.24
Savings deposits	791,464	161	0.08	717,044	149	0.08
Certificates and other time deposits	1,281,132	3,287	1.03	1,159,247	2,751	0.95
Total Interest-bearing Deposits	4,569,855	5,137	0.45	4,154,752	4,039	0.39
Borrowings	618,335	3,230	2.09	476,852	2,703	2.27
Total Interest-bearing Liabilities	5,188,190	8,367	0.65	4,631,604	6,742	0.58
Noninterest-bearing deposits	1,360,677			1,285,396
Other liabilities	39,826			64,723
Total Liabilities	6,588,693			5,981,723
Stockholders' Equity	983,096			876,116
Total Liabilities and Stockholders' Equity	$7,571,789	8,367	0.49	$6,857,839	6,742	0.44
Net Interest Income		$67,183			$59,218
Net Interest Margin			3.95%			3.86%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $4,083 and $3,256 for the three months ended June 30, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.

NET INTEREST INCOME
(Dollars in Thousands)	For the Six Months Ended
	June 30, 2017			June 30, 2016
	Average Balance	Interest Income / Expense	Average Rate	Average Balance	Interest Income / Expense	Average Rate
Assets:
Interest-bearing time deposits	$36,662	$158	0.86%	$87,722	$228	0.52%
Federal Reserve and Federal Home Loan Bank stock	18,312	393	4.29	30,537	713	4.67
Investment Securities: (1)
Taxable	714,672	8,488	2.38	723,333	8,530	2.36
Tax-Exempt (2)	591,401	15,529	5.25	529,963	13,987	5.28
Total Investment Securities	1,306,073	24,017	3.68	1,253,296	22,517	3.59
Loans held for sale	3,197	109	6.82	4,956	218	8.80
Loans: (3)
Commercial	3,846,622	89,494	4.65	3,475,684	79,365	4.57
Real Estate Mortgage	596,990	13,350	4.47	572,006	12,510	4.37
Installment	539,272	12,790	4.74	463,454	10,495	4.53
Tax-Exempt (2)	323,230	7,423	4.59	188,223	4,277	4.54
Total Loans	5,309,311	123,166	4.64	4,704,323	106,865	4.54
Total Earning Assets	6,670,358	147,734	4.43%	6,075,878	130,323	4.29%
Net unrealized gain on securities available for sale	2,762			10,464
Allowance for loan losses	(68,007)			(62,724)
Cash and cash equivalents	128,768			103,143
Premises and equipment	92,519			96,659
Other assets	569,050			577,157
Total Assets	$7,395,450			$6,800,577
Liabilities:
Interest-bearing deposits:
Interest-bearing NOW deposits	$1,554,740	$1,926	0.25%	$1,364,729	$1,181	0.17%
Money market deposits	845,536	941	0.22	857,601	993	0.23
Savings deposits	784,033	317	0.08	703,174	284	0.08
Certificates and other time deposits	1,223,426	6,077	0.99	1,172,852	5,644	0.96
Total Interest-bearing Deposits	4,407,735	9,261	0.42	4,098,356	8,102	0.40
Borrowings	641,499	6,341	1.98	498,470	5,412	2.17
Total Interest-bearing Liabilities	5,049,234	15,602	0.62	4,596,826	13,514	0.59
Noninterest-bearing deposits	1,353,649			1,270,363
Other liabilities	43,798			64,504
Total Liabilities	6,446,681			5,931,693
Stockholders' Equity	948,769			868,884
Total Liabilities and Stockholders' Equity	$7,395,450	15,602	0.47	$6,800,577	13,514	0.44
Net Interest Income		$132,132			$116,809
Net Interest Margin			3.96%			3.85%

(1) Average balance of securities is computed based on the average of the historical amortized cost balances without the effects of the fair value adjustments.
(2)  Tax-exempt securities and loans are presented on a fully taxable equivalent basis, using a marginal tax rate of 35 percent for 2017 and 2016. These totals equal $8,033 and $6,392 for the six months ended June 30, 2017 and 2016, respectively.

(3) Non accruing loans have been included in the average balances.